Exhibit 10.12

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”), dated as of January 13, 2025, is made and entered into by and among Blaize Holdings, Inc., a Delaware corporation (formerly known as BurTech Acquisition Corp.) (the “Company”), and the Persons (as defined in the Merger Agreement (as defined below)) set forth on Schedule I hereto (such Persons, together with any other Person who hereafter becomes a party to this Agreement pursuant to Section 2 or Section 7 of this Agreement, the “Securityholders” and each, a “Securityholder”).

WHEREAS, the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Legacy Blaize”), and, solely for limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, entered into that certain Agreement and Plan of Merger (the “Merger Agreement”; capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement), dated as of December 22, 2023, pursuant to which, among other things, on the date hereof Merger Sub will merge with and into Legacy Blaize, with Legacy Blaize surviving as a wholly owned subsidiary of the Company, on the terms and conditions set forth therein (the “Merger”);

WHEREAS, upon the Closing, each of the Securityholders will own equity interests in the Company; and

WHEREAS, in connection with the Merger, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of equity interests in the Company.

NOW, THEREFORE, the parties agree as follows:

1. Subject to the exceptions set forth herein, each Securityholder agrees not to, without the prior written consent of the board of directors of the Company, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, any shares of Acquiror Common Stock held by it immediately after the Effective Time, any shares of Acquiror Common Stock issuable upon the exercise or settlement, as applicable, of Acquiror Options or Acquiror RSUs held by it immediately after the Effective Time (other than shares of Acquiror Common Stock issued or issuable upon the exercise of Acquiror Private Placement Warrants), or any other securities convertible into or exercisable or exchangeable for Acquiror Common Stock held by it immediately after the Effective Time (other than Acquiror Private Placement Warrants) (collectively, the “Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) until the date that is 180 days after the Closing Date (the “Lock-Up Period”), subject to the early release provisions set forth in Section 4 below.

2. The restrictions set forth in Section 1 shall not apply to:

(i)

in the case of an entity, Transfers (A) to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned or who shares a common investment advisor with the undersigned or (B) as part of a distribution to members, partners, shareholders or equity holders of the undersigned;

(ii)

in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii)	in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)	in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(v)

in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family (as defined below) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(vi)	in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(vii)	in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(viii)

Transfers relating to Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock acquired in open market transactions after the Closing; provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period;

(ix)

the exercise of stock options or warrants to purchase shares of Acquiror Common Stock or the vesting of stock awards of Acquiror Common Stock and any related transfer of shares of Acquiror Common Stock in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such shares of Acquiror Common Stock, it being understood that all shares of Acquiror Common Stock received upon such exercise, vesting or transfer will remain subject to the restrictions of this Agreement during the Lock-Up Period;

(x)

Transfers to the Company pursuant to any contractual arrangement in effect at the Effective Time that provides for the repurchase by the Company or forfeiture of Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock in connection with the termination of the Securityholder’s service to the Company;

(xi)

the entry, by a Securityholder, at any time after the Effective Time, of any trading plan providing for the sale of shares of Acquiror Common Stock by a Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any shares of Acquiror Common Stock during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period;

(xii)

Transfers in the event of completion of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s securityholders having the right to exchange their shares of Acquiror Common Stock for cash, securities or other property;

(xiii)

Transfers of any shares of Acquiror Common Stock issuable upon the exchange at Closing of the Company Common Stock that is issuable upon the exercise of the Burkhan Warrants (the “Burkhan Warrant Stock”); provided, however, that the 2,000,000 shares of the Burkhan Warrant Stock issued pursuant to Burkhan Warrant No. CS-1 may not be Transferred by Burkhan (or BurTech LP LLC, if applicable) without the consent of a majority of the members of an independent committee of the board of directors of the Company comprised of two (2) individuals designated by Legacy Blaize and one (1) individual designated by BurTech LP LLC; and

(xiv)

Transfers to satisfy any U.S. federal, state, or local income tax obligations of a Securityholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the Merger Agreement was executed by the parties, and such change prevents the Merger from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the Merger does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), in each case solely and to the extent necessary to cover any tax liability as a direct result of the transaction;

provided, however, that (A) in the case of clauses (i) through (vii), such permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such permitted transferee shall expressly refer only to the immediate family of the applicable Securityholder and not to the immediate family of the permitted transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing Persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

3. In the event that the Company releases or waives, in full or in part, any party from a lock-up agreement entered into in connection with the Closing, then the same number of Lock-Up Shares held by the undersigned as held by such released party shall be immediately and fully released on the same terms from the applicable prohibition(s) set forth herein. The foregoing provisions of this paragraph will not apply if (i) the release or waiver is granted to a holder of Acquiror Common Stock in connection with a follow-on public offering of Acquiror Common Stock pursuant to a registration statement filed with the SEC, whether or not such offering or sale is wholly or partially a secondary offering of the Acquiror Common

Stock, and the undersigned, only to the extent the undersigned has a contractual right to demand or require the registration of the undersigned’s Acquiror Common Stock or “piggyback” on a registration statement filed by the Company for the offer and sale of its Acquiror Common Stock, has been given an opportunity to participate on a basis consistent with such contractual rights in such follow-on offering, (ii) (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer, (iii) the aggregate number of Lock-Up Shares affected by such releases or waivers (whether in one or multiple releases or waivers) with respect to any particular beneficial or record holder of Lock-Up Shares is less than or equal to 1% of the total number of outstanding shares of Acquiror Common Stock then outstanding (on a fully-diluted basis, calculated as of the date of such release or waiver), or (iv) the Company determines in its sole discretion that a release or waiver should be granted to a record or beneficial holder of Lock-Up Shares due to circumstances of emergency or hardship. In the event that the Company changes, amends, modifies or waives (other than to correct a typographical error) any particular provision of any other lock-up agreement entered into in connection with the Closing, then the undersigned shall be offered the option (but not the requirement) to make a corresponding change, amendment, modification or waiver to this Agreement, which option may be exercised by a written consent executed by the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement, and which changes, amendments, modifications or waivers, if approved in accordance with the terms hereof, will thereafter be binding on all of the undersigned.

4. This Agreement shall terminate upon the earlier of:

a.

For the first 25% of each Securityholder’s Lock-Up Shares, (i) the expiration of the Lock-Up Period, (ii) the closing of a liquidation, merger, stock exchange, reorganization or other similar transaction after the Closing Date that results in all of the public stockholders of the Company having the right to exchange their shares of Acquiror Common Stock for cash securities or other property and (iii) the liquidation of the Company.

b.

For an additional 25% of each Securityholder’s Lock-Up Shares, (i) the expiration of the Lock-Up Period, (ii) the closing of a liquidation, merger, stock exchange, reorganization or other similar transaction after the Closing Date that results in all of the public stockholders of the Company having the right to exchange their shares of Acquiror Common Stock for cash securities or other property, (iii) the first date on which the last reported sale price of the Acquiror Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period and (iv) the liquidation of the Company.

c.

For an additional 25% of each Securityholder’s Lock-Up Shares, (i) the expiration of the Lock-Up Period, (ii) the closing of a liquidation, merger, stock exchange, reorganization or other similar transaction after the Closing Date that results in all of the public stockholders of the Company having the right to exchange their shares of Acquiror Common Stock for cash securities or other property, (iii) the first date on which the last reported sale price of the Acquiror Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period and (iv) the liquidation of the Company.

d.

For an additional 25% of each Securityholder’s Lock-Up Shares, (i) the expiration of the Lock-Up Period, (ii) the closing of a liquidation, merger, stock exchange, reorganization or other similar transaction after the Closing Date that results in all of the public stockholders of the Company having the right to exchange their shares of Acquiror Common Stock for cash securities or other property, (iii) the first date on which the last reported sale price of the Acquiror Common Stock equals or exceeds $17.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period and (iv) the liquidation of the Company.

5. In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described therein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

6. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing, executed by the Company and the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties hereto effected in a manner which does not comply with this Section 6 shall be null and void, ab initio.

7. Except as set forth herein, no party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of (i) with respect to any Securityholder, the Company, and (ii) with respect to the Company, the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on each Securityholder and each of its respective successors, heirs and assigns and permitted transferees.

8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Delaware Chancery Court, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

9. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any joinder to this Agreement by electronic means, including DocuSign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

10. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

11. The liability of any Securityholder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Securityholder be liable for any other Securityholder’s breach of such other Securityholder’s obligations under this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BLAIZE HOLDINGS, INC.

By:	/s/ Dinakar Munagala
Name:	Dinakar Munagala
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Abhishek Agrawal
Name:	Abhishek Agrawal
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

Anderson Investments Pte. Ltd.

By:	/s/ Sherlyn Lim
Name:	Sherlyn Lim
Title:	Authorised Signatory

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Aswathy Asok
Name:	Aswathy Asok
Title:	Staff Hardware Design Engineer

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Ayush Aggarwal and Deepa Guamukhdas Jagyasi
Name:	Ayush Aggarwal and Deepa Guamukhdas Jagyasi
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

BESS VENTURES AND ADVISORY, LLC

By:	/s/ Lane Bess
Name:	Lane Bess
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

BURKHAN CAPITAL LLC

By:	/s/ Shahal Khan
Name:	Shahal Khan
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

Coral Gables Trust Company, Trustee of the Destin Huang Irrevocable Trust Dated October 19, 2021

By:	/s/ Richard DeNapoli
Name:	Richard DeNapoli
Title:	Chief Trust Officer

{Signature Page to Lock-Up Agreement}

SECURITYHOLDER:

/s/ Dinakar Munagala
Dinakar Munagala

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

Franklin Strategic Series - Franklin Small-Mid Cap Growth Fund

By:	/s/ JP Scandalios
Name:	JP Scandalios
Title:	SVP/Portfolio Manager

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:
Franklin Templeton Variable Insurance Products Trust - Franklin Small-Mid Cap Growth VIP Fund

By:	/s/ JP Scandalios
Name:	JP Scandalios
Title:	SVP/Portfolio Manager

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:
Frederick Weber and Katherine Weber, Trustees of the Weber Living Trust dated March 14, 2017, and any amendments thereto

By:	/s/ Frederick Weber
Name:	Frederick Weber
Title:	Trustee of the Weber Living Trust dated March 14, 2017

{Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Golla Sai Sandeep
Name:	Golla Sai Sandeep
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:
JIH Vermögensverwaltungs GmbH

By:	/s/ Stefan Hambrecht
Name:	Stefan Hambrecht
Title:	CEO

[Signature Page to Lock-Up Agreement]

SECURITYHOLDER:

/s/ Ke Yin
Ke Yin

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Khushbu Agarwal
Name:	Khushbu Agarwal
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:
Linda L. Lester, Trustee of the LLL Trust, Dated January 2, 2018

By:	/s/ Linda L. Lester
Name:	Linda L. Lester
Title:	Security Holder

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Poonam Vilas Metkar
Name:	Poonam Vilas Metkar
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Pramod Kaddi
Name:	Pramod Kaddi
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Sandeep Masade
Name:	Sandeep Masade
Title:	Individual Investor

[Signature Page to Lock-Up Agreement]

SECURITYHOLDER:

/s/ Satyaki Koneru
Satyaki Koneru

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:
Sean O’Kane and Ann O’Kane Revocable Living Trust

By:	/s/ Sean O’Kane
Name:	Sean O’Kane
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:
Shahin Farshchi

By:	/s/ Shahin Farshchi
Name:	Shahin Farshchi
Title:	Self

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Shrikant Raman
Name:	Shrikant Raman
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Sudhakar Kale
Name:	Sudhakar Kale
Title:	VP of Silicon Engineering

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Tatsuya Toyoda
Name:	Tatsuya Toyoda
Title:	Share Holder

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:
TLG FUND I LP

By:	/s/ J. Michael Lawrie
Name:	J. Michael Lawrie
Title:	Manager of TLG Capital Management, Ltd. Manager to TLG Fund I LP

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

By:	/s/ Umar Nath
Name:	Umar Nath
Title:

[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

VISTA GRAN VERDE HOLDINGS INC.

By:	/s/ Peter C. Suchianco
Name:	Peter C. Suchianco
Title:	President

[Signature Page to Lock-Up Agreement]

SCHEDULE I

SECURITYHOLDERS

Abhishek Agrawal

Anderson Investments Pte. Ltd.

Aswathy Asok

Ayush Aggarwal and Deepa Guamukhdas Jagyasi

Bess Ventures and Advisory, LLC

Burkhan Capital LLC

Coral Gables Trust Company, Trustee of the Destin Huang Irrevocable Trust Dated October 19, 2021

Dinakar Munagala

Franklin Strategic Series - Franklin Small-Mid Cap Growth Fund

Franklin Templeton Variable Insurance Products Trust – Franklin Small-Mid Cap Growth VIP Fund

Frederick Weber and Katherine Weber, Trustees of the Weber Living Trust dated March 14, 2017

Golla Sai Sandeep

JIH Vermögensverwaltungs GmbH

Ke Yin

Khushbu Agarwal

Linda L. Lester, Trustee of the LLL Trust, Dated January 2, 2018

Poonam Vilas Metkar

Pramod Kaddi

Sandeep Masade

Satyaki Koneru

Sean O’Kane and Ann O’Kane Revocable Living Trust

Shahin Farshchi

Shrikant Raman

Sudhakar Kale

Tatsuya Toyoda

TLG Fund I LP

Umar Nath

Vista Gran Verde Holdings Inc.